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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  September 23, 1998

                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-26124                      770140882-5
(State or other jurisdiction   (Commission File No.)           (IRS Employer
     of incorporation)                                      (Identification No.)

                              3540 Bassett Street
                            Santa Clara, CA  95054
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (408) 982-0700

                           PARADIGM TECHNOLOGY, INC.
                               694 Tasman Drive
                              Milpitas, CA 95035
         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

This Current Report on Form 8-K (the "Report") is filed by IXYS Corporation, a Delaware corporation formerly named Paradigm Technology, Inc. (the "Registrant").

This Report contains forward looking statements that involve risks and uncertainties, including risks that the integration of the operations, technologies, products and employees of IXYS USA, Inc., a Delaware corporation formerly named IXYS Corporation ("IXYS USA"), and the Registrant might not occur as anticipated; that the synergies expected to result from the merger described below might not occur as anticipated; that management's attention might be diverted from day-to-day business activities; and that greater than normal employee turnover might occur. In addition, there are normal risks and uncertainties associated with the Registrant's business, including risks relating to the timing and magnitude of product sales, timely development, acceptance and pricing of new products and technological advances and the impact of competitive conditions. Actual results and developments may differ materially from those described in this Report. For more information about the Registrant and risks relating to investing in the Registrant, refer to the Registrant's most recent reports on Form 10-K and Form 10-Q, and to Amendment No. 2 to the Form S-4 Registration Statement relating to the merger described below, as filed by the Registrant with the United States Securities and Exchange Commission (the "Commission").

On September 23, 1998, Paradigm Enterprises, Inc. ("Merger Sub"), which was a wholly-owned subsidiary of the Registrant, was merged with and into IXYS USA (the "Merger"), pursuant to an Agreement and Plan of Merger and Reorganization (the "Agreement") dated as of March 9, 1998, as amended, among IXYS USA, Merger Sub and the Registrant.

In connection with the Merger, Michael Gullett and George Collins resigned as directors of the Registrant, and Nathan Zommer, Arnold Agbayani and Rolf Karg became directors of the Registrant. James Kochman was the only individual to remain a director of the Registrant before and after the Merger. Dr. Karg is affiliated with Asea Brown Boveri AG ("ABB"). Upon the Merger, Dr. Zommer became the President and Chief Executive Officer of the Registrant and Mr. Agbayani became the Vice President of Finance and Administration, Chief Financial Officer and Secretary of the Registrant.

Pursuant to the Merger, Dr. Zommer acquired beneficial ownership of approximately 3,356,188 shares of Common Stock of the Registrant, representing approximately 27.9% of the outstanding Common Stock of the Registrant, and ABB and entities affiliated with ABB acquired approximately 5,452,419 shares of Common Stock of the Registrant, representing approximately 45.5% of the outstanding Common Stock of the Registrant. (The foregoing percentages were calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act.)

Dr. Zommer acquired shares of Common Stock of a California corporation predecessor to IXYS USA in exchange for a promissory note due and payable December 31, 1999, bearing interest at the rate of 5.79% per annum and in the original amount of $707,238.83 and such shares were pledged to the predecessor California corporation as security for such note. Such shares have successively been converted into shares of Common Stock of IXYS USA and

                                       2.
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into shares of Common Stock of the Registrant. IXYS USA holds such promissory note and is the pledgee under the related pledge agreement.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

The Merger became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on September 23, 1998 (the "Effective Time"). At the Effective Time: (i) Merger Sub ceased to exist; (ii) IXYS USA, as the surviving corporation in the Merger, became a wholly-owned subsidiary of the Registrant; and (iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of IXYS USA Common Stock, par value $0.001 per share ("IXYS Common Stock"), and each share of IXYS Preferred Stock, par value $0.001 per share, outstanding immediately prior to the Effective Time (except for any such shares held by the Registrant as treasury stock and any such shares held by IXYS USA or any subsidiary of IXYS USA or the Registrant, which shares, if any, were canceled) was converted into the right to receive .057842 of a share of Common Stock, $0.01 par value per share, of the Registrant ("Registrant Common Stock"). Following the Merger, the Registrant changed its name to IXYS Corporation.

In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to IXYS Common Stock under IXYS USA stock options then outstanding, were converted into and became rights with respect to Registrant Common Stock, and the Registrant assumed each such outstanding IXYS USA stock option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which it is evidenced. By virtue of the assumption by the Registrant of such IXYS USA stock options, from and after the Effective Time:
(i) each IXYS USA stock option assumed by the Registrant may be exercised solely for Registrant Common Stock; (ii) the number of shares of Registrant Common Stock subject to each such IXYS USA stock option is equal to the number of shares of IXYS Common Stock subject to such IXYS USA stock option immediately prior to the Effective Time multiplied by .057842 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such Registrant stock option was adjusted by dividing the per share exercise price under such Registrant stock option by
 .057842 and rounding up to the nearest cent.

The former stockholders of IXYS USA are receiving approximately 11,513,821 shares of Registrant Common Stock pursuant to the Merger. In addition, approximately 274,914 shares of Registrant Common Stock may be issued in connection with the exercise of the IXYS USA stock options assumed by the Registrant.

The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a purchase.

Prior to the Merger, all outstanding shares of Preferred Stock of the Registrant were converted into Common Stock of the Registrant, and a reverse stock split of the Common Stock of the Registrant, pursuant to which each 15 shares were combined into one share, occurred. Following such conversion and reverse stock split, and after giving effect to the Merger, as of September

                                       3.
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30, 1998, there were approximately 11,955,670 shares of Common Stock of
Registrant outstanding, options to acquire approximately 281,773 shares of Common Stock of Registrant outstanding and warrants to acquire approximately 198,515 shares of Common Stock of Registrant outstanding. On such date, the weighted average exercise price per share of such options was approximately $5.94, the weighted average exercise price per share of the 195,881 warrants assumed under the Merger was approximately $1.42, and the weighted average exercise price per share of the 2,634 warrants which the Registrant had outstanding prior to the Merger was approximately $372.00.

IXYS USA designs, develops and markets a broad spectrum of power semiconductors used primarily in controlling energy in motor drives, power conversion (including uninterruptible power supplies and switch mode power supplies) and medical devices. IXYS USA's power semiconductors convert electricity at relatively high voltage and current levels to create efficient power as required by a specific application. IXYS USA's target market includes segments of the power semiconductor market that require medium to high power semiconductors, with a particular emphasis on "higher power" semiconductors, which are semiconductors capable of processing greater than 500 watts of power. The Registrant intends to continue to use the assets of IXYS USA for the purposes for which such assets were used prior to the Merger.

See Item 1 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of the Business Acquired

        The audited consolidated financial statements of IXYS Corporation as of March 31, 1997 and 1998 and for the three years in the period ended March 31, 1998 were included as part of the Registration Statement on Form S-4 (No. 33-57003) filed by the registrant with the Commission on June 6, 1998, and incorporated by reference herein. The unaudited condensed consolidated financial statements of IXYS Corporation as of June 30, 1998 and for the three month periods ended June 30, 1997 and 1998 are included as Exhibit 99.1.

        (b) Pro Forma Financial Information

        The required pro forma financial information with respect to the acquired business referred to in Item 2 of this Report are included as
        Exhibit 99.1.

        (c) Exhibits


EXHIBIT
  No.            DESCRIPTION
-------          -----------

2.1 Agreement and Plan of Merger and Reorganization dated as of March 9, 1998, as amended, among IXYS, Merger Sub and Paradigm./(1)/

                                       4.
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23.1             Consent of PricewaterhouseCoopers LLP, independent
                 accountants.

99.1             Financial Statements.

____________________________

/(1)/ Filed as an Annex to the Joint Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4 (No. 333-57003) filed by the Registrant with the Commission on June 6, 1998, and incorporated by reference herein.


Item 8.  Change in Fiscal Year.

In connection with the Merger on September 23, 1998, the Registrant's fiscal year end will become March 31 of each calendar year. Because the transaction constituted a reverse acquisition under generally accepted accounting principles, no transition report will be filed with the Commission.

                                       5.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IXYS CORPORATION


Dated:  October 8, 1998                 By: /s/ Arnold P. Agbayani
                                            ---------------------------------
                                            Arnold P. Agbayani
                                            Vice President of Finance and
                                            Administration and Chief
                                            Financial Officer


                                       6.
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                                 Exhibit Index

    EXHIBIT
      NO.        DESCRIPTION
    -------      -----------

    2.1 Agreement and Plan of Merger and Reorganization dated as of March 9, 1998, as amended, among IXYS, Merger Sub and Paradigm./(1)/

    23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

    99.1         Financial Statements.

____________________________

/(1)/ Filed as an Annex to the Joint Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4 (No. 333-57003) filed by Paradigm Technology, Inc. with the Commission on June 6, 1998, and incorporated by reference herein.